                                                                   Exhibit 10.58



                             SUBORDINATION AGREEMENT
                                  (Collateral)

THIS COLLATERAL SUBORDINATION AGREEMENT is made this 2nd day of November, 2001, by and among MANCHESTER COMMERCIAL FINANCE LLC, a Minnesota limited liability company located at 7400 Metro Boulevard, Suite 450, Minneapolis, MN 55439-2326 (the "Lender"), WAREFORCE INCORPORATED, a California corporation located at 2361 Rosecrans Avenue, Suite 155, El Segundo, CA 90245 (the "Junior Creditor"), and BLM TECHNOLOGIES, INC., a Minnesota corporation located at 14700 28th Ave No. Suite 30, Plymouth, MN 55447 (the "Borrower").

WHEREAS, the parties understand that Lender extends credit, or intends to extend credit, to the Borrower on the security of accounts and other rights to payment of money, inventory and proceeds, general intangibles, machinery and equipment, fixtures, and other assets (the "Collateral"), but that Lender is unwilling to continue or extend such credit unless its security interest in the Collateral shall have priority and be senior to any security interest asserted by the Junior Creditor with respect to the Collateral or proceeds thereof.

NOW, THEREFORE, THE PARTIES HEREBY AGREE that, notwithstanding any document or filing or time of filing to the contrary, any rights, liens, or security interests that the Junior Creditor has or may have or may acquire in the Collateral or proceeds thereof shall be subject, junior and subordinate in all respects to any rights, liens, or security interests which the Lender now has or may hereafter acquire or assert in the Collateral. The Junior Creditor will not take any action to realize on or repossess any of the Collateral, including contacting the Borrower's account debtors or attempting to collect the Borrower's accounts, without the prior written consent of the Lender. This Agreement shall be binding on the successors and assigns of the parties.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.

                                      MANCHESTER COMMERCIAL FINANCE LLC
                                      Lender

                                      By:
                                          --------------------------------------
                                      Title:  Executive Vice President

                                      WAREFORCE INCORPORATED

                                      Junior Creditor

                                      By: /s/ Don Hughes
                                          --------------------------------------
                                      Title: Don Hughes, Chief Financial Officer


                                      BLM TECHNOLOGIES, INC.
                                      Borrower

                                      By: /s/ Ron Meinhardt
                                          --------------------------------------
                                      Title: Ron Meinhardt, President